SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) March 1, 2001
                                  ------------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------




















On March 1, 2001, General Motors Corporation (GM) issued a news release announcing February sales and production, as well as first and second quarter 2001 production estimates. The release is as follows:

ITEM 5.  OTHER ITEMS


    GM February Sales Down 9%; Industry Eases From Historical Year-ago Sales

                     - February Car Sales Down 9%
                     - February Truck Sales Down 10%
                     - Full-size Utility Sales Climb 13%

   GM Announces February Production Results; First and Second Quarter Forecast

      DETROIT -- General Motors dealers sold 409,535 new cars and trucks in February in the United States, down nine percent from February 2000. GM car sales fell nine percent to 213,121 units and truck sales decreased 10 percent to 196,414 units.

      "Despite the recent economic slowdown and anticipated sales decline, consumer demand is holding relatively steady," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "The extraordinary 19.3 million-unit vehicle selling rate last February certainly raised the bar for the industry. In general, we're encouraged by a strong February 2001 GM and industry performance. One important factor in GM's February results was the support provided by the very competitive promotional activities of GM dealers," he said.

      In February, GM dealers posted a fourth consecutive monthly increase for GM full-size utilities with sales up 13 percent to 38,609 units. GM posted a record for full-size utility sales, while the Chevrolet Tahoe and Suburban and GMC Yukon and Yukon XL each posted individual records for the month.

February Sales Records

   -  Chevrolet Impala
   -  Saturn L-Series
   -  Oldsmobile Aurora
   -  GM Full-size Utilities
   -  Chevrolet Full-size Utilities
   -  Chevrolet Suburban
   -  Chevrolet Tahoe
   -  GMC Full-size Utilities
   -  GMC Yukon XL
   -  GMC Yukon

Calendar-year-to-date Sales Records

   -  Saab
   -  Chevrolet Impala
   -  Oldsmobile Alero
   -  Saturn L-Series
   -  Oldsmobile Aurora
   -  Oldsmobile Truck
   -  Pontiac Truck
   -  GMC Savana
   -  GM Full-size Utilities
   -  Chevrolet Full-size Utilities
   -  Chevrolet Suburban
   -  Chevrolet Tahoe
   -  GMC Full-size Utilities
   -  GMC Yukon XL
   -  GMC Yukon

February Production Totals, 1st and 2nd Quarter 2001 Estimates

      In February, GM produced 361,661 vehicles (166,895 cars and 194,766 trucks) in North America from 485,055 vehicles (236,869 cars and 248,186 trucks) produced in February 2000. Included in those figures were 269,732 vehicles (119,592 cars and 150,140 trucks) produced in the United States in February from 371,015 vehicles (167,646 cars and 203,369 trucks) produced in February 2000. GM also produced 62,060 vehicles (36,950 cars and 25,110 trucks) in Canada in February from 85,570 vehicles (57,078 cars and 28,492 trucks) produced in February 2000.

      GM announced its first-quarter North American production estimate will remain unchanged at 1.2 million vehicles (566,000 cars and 634,000 trucks).

      Additionally, GM's second-quarter North American production estimate will be 1.3 million vehicles (582,000 cars and 718,000 trucks), a 17 percent decline from the second quarter 2000 when we made 1,568,000 vehicles (787,000 cars and 781,000 trucks).

      The production estimates are consistent with GM's efforts to align production with demand and reduce inventory levels in a moderating economy.

      Additionally, GM announced the following first- and second-quarter 2001 production estimates for its international regions:

   - GM Europe - The first-quarter 2001 estimate is 545,000 vehicles, down from the previous estimate of 558,000 vehicles. The second-quarter estimate is 535,000 vehicles.

   - GM Asia Pacific - The first-quarter 2001 estimate is unchanged at 53,000. The second-quarter estimate is 62,000 vehicles.

   - GM Latin America, Africa and the Middle East - The first-quarter 2001 estimate is 137,000 vehicles, up from the previous estimate of 131,000 vehicles. The second-quarter estimate is 164,000 vehicles.

Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on the Sales/Production icon.
-------------------

                                      # # #

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      2-1P
                       GM Car Deliveries - (United States)
                                  February 2001
------------------------------------------------------------------------
                                                  Calendar Year-to-Date
                         (1)     February          January - February
                         -----------------------------------------------
                                          %Chg
                          2001    2000   per S/D  2001    2000    %Chg
                         -----------------------------------------------
       Selling Days (S/D) 24      25
------------------------------------------------------------------------
Century                   10,089  17,185  -38.8  19,615  27,826   -29.5
LeSabre                   12,798  13,329    0.0  22,746  23,065    -1.4
Park Avenue                3,331   4,840  -28.3   5,865   8,735   -32.9
Regal                      4,302   6,987  -35.9   8,858  12,139   -27.0
Riviera                        0      11  ***.*       0      21   ***.*
      Buick Total         30,520  42,352  -24.9  57,084  71,786   -20.5
------------------------------------------------------------------------
Catera                       659   1,224  -43.9   1,363   2,030   -32.9
DeVille                    9,237  10,889  -11.6  17,185  19,924   -13.7
Eldorado                     644   1,102  -39.1   1,182   2,063   -42.7
Seville                    1,590   2,664  -37.8   2,929   4,429   -33.9
     Cadillac Total       12,130  15,879  -20.4  22,659  28,446   -20.3
------------------------------------------------------------------------
Camaro                     2,561   3,503  -23.8   4,509   5,989   -24.7
Cavalier                  26,479  20,953   31.6  42,700  37,015    15.4
Corvette                   2,766   2,765    4.2   5,018   4,628     8.4
Impala (W)                18,365  17,482    9.4  33,288  28,146    18.3
Lumina                     3,846   3,481   15.1   8,144   7,170    13.6
Malibu                    17,077  22,203  -19.9  30,153  37,853   -20.3
Metro                      1,636   3,659  -53.4   3,806   6,830   -44.3
Monte Carlo                6,810   7,587   -6.5  11,409  12,967   -12.0
Prizm                      5,156   5,729   -6.3   9,776   9,222     6.0
    Chevrolet Total       84,696  87,362    1.0 148,803 149,820    -0.7
------------------------------------------------------------------------
Alero                     13,141  13,246    3.3  26,548  24,387     8.9
Aurora                     3,404   1,153  207.5   6,167   1,470   319.5
Cutlass                        4     296  -98.6       8     610   -98.7
Cutlass Supreme                0       0  ***.*       0       0   ***.*
Eighty Eight                   0     124  ***.*       0     272   ***.*
Intrigue                   5,215   7,154  -24.1   8,819  12,723   -30.7
    Oldsmobile Total      21,764  21,973    3.2  41,542  39,462     5.3
------------------------------------------------------------------------
Bonneville                 4,437   4,837   -4.4   7,126   8,996   -20.8
Firebird                   1,883   2,853  -31.2   3,378   4,944   -31.7
Grand Am                  17,375  21,097  -14.2  33,640  36,235    -7.2
Grand Prix                10,073  15,143  -30.7  15,436  25,681   -39.9
Sunfire                    7,518   7,413    5.6  14,141  12,683    11.5
     Pontiac Total        41,286  51,343  -16.2  73,721  88,539   -16.7
------------------------------------------------------------------------
900                            0      10  ***.*       0      15   ***.*
9000                           0       3  ***.*       0      11   ***.*
9-3                        1,389   1,505   -3.9   2,538   2,669    -4.9
9-5                          959   1,021   -2.2   2,124   1,823    16.5
       Saab Total          2,348   2,539   -3.7   4,662   4,518     3.2
------------------------------------------------------------------------
Saturn EV1                     0      76  ***.*       0     158   ***.*
Saturn L Series            7,674   6,262   27.7  15,724  10,643    47.7
Saturn S Series           12,703  15,721  -15.8  26,118  27,651    -5.5
      Saturn Total        20,377  22,059   -3.8  41,842  38,452     8.8
------------------------------------------------------------------------
        GM Total         213,121 243,507   -8.8 390,313 421,023    -7.3
------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
------------------------------------------------------------------------
GM North America *       210,114 239,744   -8.7 384,288 414,475    -7.3
------------------------------------------------------------------------
GM Import                  3,007   3,763  -16.8   6,025   6,548    -8.0
------------------------------------------------------------------------
        GM Total         213,121 243,507   -8.8 390,313 421,023    -7.3
------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

(1) Determines Sort Order

                                      2-1P
                       GM Car Deliveries - (United States)
                                  February 2001
------------------------------------------------------------------------
                                                  Calendar Year-to-Date
                         (1)     February          January - February
                         -----------------------------------------------
                                          %Chg
                          2001    2000   per S/D  2001    2000    %Chg
                         -----------------------------------------------
       Selling Days (S/D) 24      25
------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
------------------------------------------------------------------------
Buick Total               30,520  42,352  -24.9  57,084  71,786   -20.5
Cadillac Total            11,471  14,655  -18.5  21,296  26,416   -19.4
Chevrolet Total           84,696  87,362    1.0 148,803 149,820    -0.7
Oldsmobile Total          21,764  21,973    3.2  41,542  39,462     5.3
Pontiac Total             41,286  51,343  -16.2  73,721  88,539   -16.7
Saturn Total              20,377  22,059   -3.8  41,842  38,452     8.8
     GM North America
     Total*              210,114 239,744   -8.7 384,288 414,475    -7.3
------------------------------------------------------------------------
Cadillac Total               659   1,224  -43.9   1,363   2,030   -32.9
Saab Total                 2,348   2,539   -3.7   4,662   4,518     3.2
     GM Import Total       3,007   3,763  -16.8   6,025   6,548    -8.0
------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
------------------------------------------------------------------------
Buick Total               30,520  42,352  -24.9  57,084  71,786   -20.5
Cadillac Total            13,857  18,602  -22.4  25,092  33,230   -24.5
Chevrolet Total          225,866 247,375   -4.9 409,237 431,960    -5.3
GMC Total                 40,916  50,306  -15.3  75,314  87,829   -14.2
Hummer Total                  77      76    5.5     169     152    11.2
Oldsmobile Total          27,132  29,755   -5.0  51,886  52,657    -1.5
Other-Isuzu Total          1,206       0  ***.*   2,156       0   ***.*
Pontiac Total             47,236  57,817  -14.9  85,641  98,510   -13.1
Saab Total                 2,348   2,539   -3.7   4,662   4,518     3.2
Saturn Total              20,377  22,059   -3.8  41,842  38,452     8.8
     GM Total            409,535 470,881   -9.4 753,083 819,094    -8.1
------------------------------------------------------------------------
* Includes US/Canada/Mexico

(1) Determines Sort Order


                                      3-1P
                      GM Truck Deliveries - (United States)
                                  February 2001
---------------------------------------------------------------------
                                              Calendar Year-to-Date
                     (1)     February          January - February
                     ------------------------------------------------
                                       % Chg
                       2001    2000   per S/D  2001    2000    % Chg
---------------------------------------------------------------------
   Selling Days (S/D)  24      25
---------------------------------------------------------------------
Escalade               1,727   2,723   -33.9   2,433   4,784   -49.1
   Total Cadillac      1,727   2,723   -33.9   2,433   4,784   -49.1
---------------------------------------------------------------------
Astro                  5,571   8,900   -34.8  10,381  15,975   -35.0
C/K Suburban(Chev)    11,632  11,527     5.1  22,133  22,020     0.5
Chevy C/T Series         633     720    -8.4     985   1,347   -26.9
Chevy P Models &
  Mtr Hms                 10      83   -87.4      20     235   -91.5
Chevy W Series           175     161    13.2     358     275    30.2
Express Cutaway/G Cut  1,184   1,790   -31.1   2,064   3,240   -36.3
Express Panel/G Van    5,651   6,645   -11.4  10,500  11,954   -12.2
Express/G Sportvan       791   1,110   -25.8   1,866   1,991    -6.3
S/T Blazer            19,827  22,591    -8.6  35,694  39,263    -9.1
S/T Pickup            13,959  20,296   -28.4  24,044  36,242   -33.7
Silverado-C/K Pickup  56,678  60,553    -2.5 104,341 106,357    -1.9
Tahoe                 14,932  11,160    39.4  29,182  19,305    51.2
Tracker                4,219   4,956   -11.3   7,629   8,683   -12.1
TrailBlazer               59       0   ***.*      59       0   ***.*
Venture                5,849   9,521   -36.0  11,178  15,253   -26.7
  Chevrolet Total    141,170 160,013    -8.1 260,434 282,140    -7.7
---------------------------------------------------------------------
C/K Suburban(GMC)         11   1,394   -99.2      20   3,023   -99.3
Envoy                    103       0   ***.*     103       0   ***.*
GMC C/T Series           893   1,992   -53.3   1,659   3,486   -52.4
GMC W Series             306     277    15.1     559     513     9.0
P Models & Mtr Hms(GMC)    5      78   -93.3       7     188   -96.3
S/T Jimmy              5,873   9,058   -32.5  10,905  14,264   -23.5
Safari (GMC)           2,025   3,413   -38.2   3,687   6,009   -38.6
Savana Panel/G Classic 2,518   2,084    25.9   4,024   3,668     9.7
Savana Special/G Cut     590     998   -38.4     966   1,840   -47.5
Savana/Rally             168     315   -44.4     323     520   -37.9
Sierra                15,037  17,645   -11.2  27,716  31,426   -11.8
Sonoma                 3,157   4,487   -26.7   5,486   8,035   -31.7
Yukon                   5579   4,615    25.9  10,931   7,948    37.5
Yukon XL               4,651   3,950    22.7   8,928   6,909    29.2
     GMC Total        40,916  50,306   -15.3  75,314  87,829   -14.2
---------------------------------------------------------------------
Hummer H1                 77      76     5.5     169     152    11.2
    Hummer Total          77      76     5.5     169     152    11.2
---------------------------------------------------------------------
Bravada                1,695   3,558   -50.4   3,248   5,844   -44.4
Silhouette             3,673   4,224    -9.4   7,096   7,351    -3.5
  Oldsmobile Total     5,368   7,782   -28.1  10,344  13,195   -21.6
---------------------------------------------------------------------
Other-Isuzu F Series     152       0   ***.*     331       0   ***.*
Other-Isuzu N Series   1,054       0   ***.*   1,825       0   ***.*
 Other-Isuzu Total     1,206       0   ***.*   2,156       0   ***.*
---------------------------------------------------------------------
Aztek                  2,576       0   ***.*   5,514       0   ***.*
Montana                3,374   6,468   -45.7   6,406   9,960   -35.7
Trans Sport                0       6   ***.*       0      11   ***.*
   Pontiac Total       5,950   6,474    -4.3  11,920   9,971    19.5
---------------------------------------------------------------------
      GM Total       196,414 227,374   -10.0 362,770 398,071    -8.9
---------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
---------------------------------------------------------------------
GM North America *   195,259 227,064   -10.4 360,557 397,503    -9.3
---------------------------------------------------------------------
GM Import              1,155     310   288.1   2,213     568   289.6
---------------------------------------------------------------------
      GM Total       196,414 227,374   -10.0 362,770 398,071    -8.9
---------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
---------------------------------------------------------------------
GM North America *   193,186 224,063   -10.2 357,026 392,027    -8.9
---------------------------------------------------------------------
GM Import                  0       0   ***.*       0       0   ***.*
---------------------------------------------------------------------
      GM Total       193,186 224,063   -10.2 357,026 392,027    -8.9
---------------------------------------------------------------------
* Includes U.S./Canada/Mexico

(1) Determines Sort Order


                                      3-1P
                      GM Truck Deliveries - (United States)
                                  February 2001
---------------------------------------------------------------------
                                             Calendar Year-to-Date
                     (1)     February          January - February
                     ------------------------------------------------
                                       % Chg
                       2001    2000   per S/D  2001    2000    % Chg
---------------------------------------------------------------------
   Selling Days (S/D)  24      25
---------------------------------------------------------------------
  GM TRUCK Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------
Cadillac Total         1,727   2,723   -33.9   2,433   4,784   -49.1
Chevrolet Total      141,070 159,902    -8.1 260,195 281,954    -7.7
GMC Total             40,759  50,107   -15.3  74,959  87,447   -14.3
Hummer Total              77      76     5.5     169     152    11.2
Oldsmobile Total       5,368   7,782   -28.1  10,344  13,195   -21.6
Other-Isuzu Total        308       0   ***.*     537       0   ***.*
Pontiac Total          5,950   6,474    -4.3  11,920   9,971    19.5
    GM North America
    Total *          195,259 227,064   -10.4 360,557 397,503    -9.3
---------------------------------------------------------------------
Chevrolet Total          100     111    -6.2     239     186    28.5
GMC Total                157     199   -17.8     355     382    -7.1
Other-Isuzu Total        898       0   ***.*   1,619       0   ***.*
    GM Import Total    1,155     310   288.1   2,213     568   289.6
---------------------------------------------------------------------
GM Light Truck Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------
Cadillac Total         1,727   2,723   -33.9   2,433   4,784   -49.1
Chevrolet Total      140,352 159,049    -8.1 259,071 280,283    -7.6
GMC Total             39,712  47,959   -13.7  73,089  83,642   -12.6
Hummer Total              77      76     5.5     169     152    11.2
Oldsmobile Total       5,368   7,782   -28.1  10,344  13,195   -21.6
Pontiac Total          5,950   6,474    -4.3  11,920   9,971    19.5
    GM North America
    Total *          193,186 224,063   -10.2 357,026 392,027    -8.9
---------------------------------------------------------------------


            GM Light Truck Deliveries by Marketing Division
---------------------------------------------------------------------
Cadillac Total         1,727   2,723   -33.9   2,433   4,784   -49.1
Chevrolet Total      140,352 159,049    -8.1 259,071 280,283    -7.6
GMC Total             39,712  47,959   -13.7  73,089  83,642   -12.6
Hummer Total              77      76     5.5     169     152    11.2
Oldsmobile Total       5,368   7,782   -28.1  10,344  13,195   -21.6
Pontiac Total          5,950   6,474    -4.3  11,920   9,971    19.5
    GM Total         193,186 224,063   -10.2 357,026 392,027    -8.9
---------------------------------------------------------------------

* Includes US/Canada/Mexico

(1) Determines Sort Order



Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               February                January - February
                      ---------------------------------------------------------
 Curr S/D:   24                            % Chg
 Prev S/D:   25          2001      2000    per S/D    2001      2000     % Chg
-------------------------------------------------------------------------------
Vehicle Total          409,535   470,881     -9.4   753,083   819,094     -8.1
-------------------------------------------------------------------------------
Car Total              213,121   243,507     -8.8   390,313   421,023     -7.3
-------------------------------------------------------------------------------
Truck Total            196,414   227,374    -10.0   362,770   398,071     -8.9
-------------------------------------------------------------------------------
Light Truck Total      193,186   224,063    -10.2   357,026   392,027     -8.9
-------------------------------------------------------------------------------
Light Vehicle Total    406,307   467,570     -9.5   747,339   813,050     -8.1
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                              Calendar Year-to-Date
                               February                January - February
                      ---------------------------------------------------------
                                           % Chg
                         2001      2000    per S/D    2001      2000     % Chg
-------------------------------------------------------------------------------
Buick                   30,520    42,352    -24.9    57,084    71,786    -20.5
Cadillac                13,857    18,602    -22.4    25,092    33,230    -24.5
Chevrolet              225,866   247,375     -4.9   409,237   431,960     -5.3
GMC                     40,916    50,306    -15.3    75,314    87,829    -14.2
Hummer                      77        76      5.5       169       152     11.2
Oldsmobile              27,132    29,755     -5.0    51,886    52,657     -1.5
Other - Isuzu            1,206         0    ***.*     2,156         0    ***.*
Pontiac                 47,236    57,817    -14.9    85,641    98,510    -13.1
Saab                     2,348     2,539     -3.7     4,662     4,518      3.2
Saturn                  20,377    22,059     -3.8    41,842    38,452      8.8
-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Car                    210,114   239,744     -8.7   384,288   414,475     -7.3
-------------------------------------------------------------------------------
Light Truck            193,186   224,063    -10.2   357,026   392,027     -8.9
-------------------------------------------------------------------------------

Percent change Per selling day calculation is the same as a standard percent change calculation with the exception of first dividing the units for each month by their respective selling days. Following is the formula: ((current month units/current month's selling days)/(prior month units/prior month's selling days)) *100-100

* American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

Please Note: The Light sub-totals will be different than reported the prior year due to the implementation of 2001 Segmentation, which moved some Light Trucks to Medium.




                          GM Production Schedule - 3/01

              GMNA                                    Total        Memo:
           ------------
Units 000s  Car  Truck   GMNA    GME   GMLAAM  GMAP  Worldwide  NUMMI  CAMI
            ---  -----  ------   ---   ------  ----  ---------  -----  ----
2001 Q1      566  634   1,200    545     137     53    1,935     13     14
O/(U) prior
forecast:@     0    0       0    (13)      6      0       (7)     0      0
---------------------------------------------------------------------------

              GMNA                                    Total        Memo:
           ------------
Units 000s  Car  Truck   GMNA    GME   GMLAAM  GMAP  Worldwide  NUMMI  CAMI
            ---  -----  ------   ---   ------  ----  ---------  -----  ----
  1997
1st Qtr.     797  645   1,442    472     130     32    2,076     16     30
2nd Qtr.     809  650   1,459    521     162     33    2,175     17     29
3rd Qtr.     712  557   1,269    417     170     31    1,887     13     21
4th Qtr.     765  693   1,458    464     142     37    2,101     11     18
            ---- ----  ------   ----    ----    ---   ------    ---     --
   CY      3,083 2,545  5,628  1,873     604    133    8,238     57     98

  1998
1st Qtr.     673  702   1,375    424     146     36    1,981     16     10
2nd Qtr.     615  557   1,172    479     153     39    1,843      7     14
3rd Qtr.     592  410   1,002    440     137     37    1,616     11      3
4th Qtr.     819  691   1,510    522      89     36    2,157     12     18
            ---- ----  ------   ----     ---    ---   ------    ---     --
   CY      2,699 2,360  5,059  1,864     525    148    7,596     46     45

  1999
1st Qtr.     781  725   1,506    524      93     38    2,161     12     23
2nd Qtr.     760  795   1,555    533     110     25    2,223     12     23
3rd Qtr.     660  699   1,359    427     112     47    1,945     13     17
4th Qtr.     759  694   1,453    530      97     47    2,127     12     26
            ---- ----  ------   ----     ---    ---   ------    ---     --
   CY      2,960 2,913  5,873  2,014     412    157    8,456     49     89

  2000
1st Qtr.     746  775   1,521    572     118     40    2,251     13     24
2nd Qtr.     787  781   1,568    534     140     45    2,287     13     23
3rd Qtr.     689  630   1,319    374     151     53    1,897     12     22
4th Qtr.     670  694   1,364    513     135     47    2,059     12     23
            ---- ----  ------   ----    ----    ---   ------    ---     --
   CY      2,892 2,880  5,772  1,993     544    185    8,494     50     92

  2001
1st Qtr.#    566  634   1,200    545     137     53    1,935     13     14
2nd Qtr. #   582  718   1,300    535     164     62    2,061     13     19
           ----------------------------------------------------------------

      @ Numbers may vary due to rounding
      * GME Production includes Saab back to 1999
      # Denotes estimate

Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification. This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                     # # # #

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      March 1, 2001
      -------------
                                            By
                                            /s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)